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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 1998



                     PEPSI-COLA PUERTO RICO BOTTLING COMPANY
             (Exact name of registrant as specified in its charter)


   Delaware                          0-13914                    ###-##-####
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


              Carretera #865, Km 0.4
             Barrio Candelaria Arenas
               Toa Baja, Puerto Rico                              00949
     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (787) 251-2000


                                 Not Applicable
          (Former name or former address, if changed from last report)



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Item 5.  Other Events.

     On June 16, 1998, Pepsi-Cola Puerto Rico Bottling Company (the "Company") issued a press release announcing the execution of that certain Transfer Agreement by and among the Company, Rafael Nin, the Company's Chief Executive Officer, and P-PR Transfer, LLP, a joint venture of Pohlad Companies and PepsiCo, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release of the Company dated June 16, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PEPSI-COLA PUERTO RICO BOTTLING COMPANY



Dated:  June 24, 1998                   /s/ Rafael Nin
                                        ----------------------------------------
                                        Name:  Rafael Nin
                                        Title: Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

99.1                Press Release of the Company dated June 16, 1998.